PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT DECEMBER 31, 2015 (In apartment units)

	Same Store	Non Same Store	In Lease-Up	Total for Completed Communities	Current Development Units Delivered	Total

Atlanta, GA	5,594	480	—	6,074	—	6,074
Austin, TX	5,838	—	—	5,838	—	5,838
Dallas, TX	3,979	1,318	318	5,615	—	5,615
Charlotte, NC	4,648	353	—	5,001	—	5,001
Raleigh/Durham, NC	4,663	—	—	4,663	—	4,663
Fort Worth, TX	4,519	—	—	4,519	—	4,519
Nashville, TN	3,207	569	—	3,776	—	3,776
Orlando, FL	2,718	934	—	3,652	—	3,652
Houston, TX	2,597	635	—	3,232	—	3,232
Tampa, FL	2,878	—	—	2,878	—	2,878
Phoenix, AZ	1,976	325	—	2,301	—	2,301
Las Vegas, NV	721	—	—	721	—	721
South Florida	480	—	—	480	—	480
Large Markets	43,818	4,614	318	48,750	—	48,750

Jacksonville, FL	3,202	—	294	3,496	—	3,496
Charleston, SC	2,648	—	—	2,648	—	2,648
Savannah, GA	2,219	—	—	2,219	—	2,219
Richmond, VA	1,668	254	—	1,922	—	1,922
Memphis, TN	1,811		—	1,811	—	1,811
Greenville, SC	1,748	—	—	1,748	—	1,748
San Antonio, TX	1,176	328	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Huntsville, AL	1,380	—	—	1,380	—	1,380
Little Rock, AR	1,368	—	—	1,368	—	1,368
Norfolk, Hampton, VA Beach, VA	1,033	252	—	1,285	—	1,285
Jackson, MS	1,241	—	—	1,241	—	1,241
Chattanooga, TN	943	—	—	943	—	943
Lexington, KY	924	—	—	924	—	924
Other	4,735	2,023	—	6,758	37	6,795
Secondary Markets	27,558	2,857	294	30,709	37	30,746
Total Multifamily Units	71,376	7,471	612	79,459	37	79,496

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS
Dollars in thousands, except Average Effective Rent

		As of December 31, 2015			Average Effective Rent for the Three Months Ended December 31, 2015	As of December 31, 2015
		Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy		Completed Units	Total Units, Including Development

Atlanta, GA		$665,313	8.2%	96.4%	$1,093	6,074
Charlotte, NC		$608,702	7.5%	96.9%	$991	5,001
Austin, TX		$580,027	7.2%	96.1%	$1,058	5,838
Raleigh/Durham, NC		$548,287	6.8%	96.2%	$951	4,663
Dallas, TX		$545,981	6.8%	95.5%	$1,091	5,297
Orlando, FL		$479,666	5.9%	97.3%	$1,159	3,652
Fort Worth, TX		$383,895	4.8%	96.3%	$986	4,519
Nashville, TN		$378,663	4.7%	95.4%	$1,103	3,776
Tampa, FL		$305,193	3.8%	96.4%	$1,093	2,878
Phoenix, AZ		$292,626	3.6%	96.7%	$993	2,301
Houston, TX		$281,503	3.5%	96.4%	$1,057	3,232
Las Vegas, NV		$66,234	0.8%	97.9%	$831	721
South Florida		$58,774	0.7%	96.3%	$1,522	480
Large Markets		$5,194,864	64.3%	96.3%	$1,053	48,432

Charleston, SC		$263,133	3.3%	96.2%	$1,050	2,648
Jacksonville, FL		$247,955	3.1%	97.2%	$951	3,202
Richmond, VA		$232,651	2.9%	96.8%	$1,002	1,922
Savannah, GA		$225,350	2.8%	96.8%	$985	2,219
Fredericksburg, VA		$156,938	1.9%	96.8%	$1,223	1,001
San Antonio, TX		$156,861	1.9%	96.8%	$1,050	1,504
Kansas City, MO		$153,132	1.9%	95.0%	$1,191	956
Birmingham, AL		$146,231	1.8%	96.4%	$937	1,462
Norfolk, Hampton, VA Beach, VA		$140,833	1.7%	98.2%	$1,034	1,285
Memphis, TN		$124,875	1.6%	96.4%	$857	1,811
Huntsville, AL		$114,634	1.4%	96.6%	$751	1,380
Little Rock, AR		$114,105	1.4%	96.2%	$871	1,368
Greenville, SC		$96,257	1.2%	95.8%	$768	1,748
All Other Secondary Markets by State (individual markets <1% gross real assets)
Florida		$141,118	1.8%	95.6%	$976	1,790
Kentucky		$90,955	1.1%	97.0%	$823	1,308
Mississippi		$71,943	0.9%	96.7%	$854	1,241
North Carolina		$71,567	0.9%	96.8%	$684	1,172
Alabama		$59,751	0.7%	97.5%	$919	628
Virginia		$48,026	0.6%	96.0%	$1,367	251
Tennessee		$47,099	0.6%	97.0%	$780	943
South Carolina		$35,889	0.4%	95.8%	$764	576
Secondary Markets		$2,739,303	33.9%	96.6%	$936	30,415

Subtotal		$7,934,167	98.2%	96.4%	$1,008	78,847

Dallas, TX	Large	$58,586	0.7%	77.0%	$1,393	318	318
Orlando, FL	Large	$10,517	0.1%	0.0%	$—	—	314
Jacksonville, FL	Secondary	$40,900	0.5%	94.2%	$1,295	294	294
Fredericksburg, VA	Secondary	$18,325	0.2%	89.2%	$1,396	37	120
Charleston, SC	Secondary	$8,887	0.1%	0.0%	$—	—	78
Richmond, VA	Secondary	$3,547	0.1%	0.0%	$—	—	82
Kansas City, MO	Secondary	$1,039	0.1%	0.0%	$—	—	154
Lease-up and Development		$141,801	1.8%	85.5%	$1,349	649	1,360

Total Wholly Owned Multifamily Communities		$8,075,968	100.0%	96.3%	$1,011	79,496	80,207

Supplemental Data S-2

COMPONENTS OF PROPERTY NET OPERATING INCOME
Dollars in thousands

	Apartment	Gross Real	Three Months Ended
	Units	Estate Assets	December 31, 2015	December 31, 2014	Percent Change
Property Revenue
Same Store Communities	71,376	$6,818,961	$231,575	$219,616	5.4%
Non-Same Store Communities	7,471	1,115,207	28,747	31,955
Lease up/Development Communities	649	141,800	1,460	2
Total Multifamily Portfolio	79,496	$8,075,968	$261,782	$251,573
Commercial Property/Land	—	$55,986	$1,555	$1,646
Total Property Revenue	79,496	$8,131,954	$263,337	$253,219

Property Expenses
Same Store Communities	71,376	$6,818,961	$86,042	$84,003	2.4%
Non-Same Store Communities	7,471	1,115,207	10,391	12,171
Lease up/Development Communities	649	141,800	550	85
Total Multifamily Portfolio	79,496	$8,075,968	$96,983	$96,259
Commercial Property/Land	—	$55,986	$558	$681
Total Property Expenses	79,496	$8,131,954	$97,541	$96,940

Property Net Operating Income
Same Store Communities	71,376	$6,818,961	$145,533	$135,613	7.3%
Non-Same Store Communities	7,471	1,115,207	18,356	19,784
Lease up/Development Communities	649	141,800	910	(84)
Total Multifamily Portfolio	79,496	$8,075,968	$164,799	$155,313
Commercial Property/Land	—	$55,986	$997	$965
Total Property Net Operating Income	79,496	$8,131,954	$165,796	$156,278	6.1%

COMPONENTS OF SAME STORE PROPERTY EXPENSES
Dollars in thousands

	Three Months Ended			Twelve Months Ended
	December 31, 2015	December 31, 2014	Percent Increase/(Decrease)	December 31, 2015	December 31, 2014	Percent Increase/(Decrease)
Personnel	$22,257	$21,749	2.3%	$90,585	$86,894	4.2%
Building Repair and Maintenance	10,460	10,090	3.7%	43,783	42,842	2.2%
Utilities	19,945	19,429	2.7%	79,952	77,694	2.9%
Marketing	2,743	3,311	(17.2)%	11,215	11,553	(2.9)%
Office Operations	2,955	2,871	2.9%	12,803	11,852	8.0%
Property Taxes	24,790	23,609	5.0%	100,440	96,149	4.5%
Insurance	2,892	2,944	(1.8)%	11,615	11,734	(1.0)%
Total Property Expenses	$86,042	$84,003	2.4%	$350,393	$338,718	3.4%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY REGION

		Average Physical Occupancy
	Percent of Same Store	Three months ended December 31, 2015	Three months ended December 31, 2014
Atlanta, GA	8.9%	96.0%	95.2%
Austin, TX	8.1%	95.8%	95.4%
Charlotte, NC	6.9%	96.5%	95.7%
Raleigh/Durham, NC	6.8%	95.8%	95.6%
Fort Worth, TX	6.1%	96.5%	95.7%
Dallas, TX	5.6%	95.9%	96.0%
Nashville, TN	5.2%	95.5%	94.6%
Tampa, FL	4.5%	96.8%	96.7%
Orlando, FL	4.4%	96.8%	96.9%
Houston, TX	3.5%	95.9%	95.6%
Phoenix, AZ	2.8%	96.6%	96.4%
South Florida	1.0%	95.9%	95.0%
Las Vegas, NV	0.9%	97.9%	94.1%
Large Markets	64.7%	96.2%	95.7%

Jacksonville, FL	4.2%	96.4%	96.2%
Charleston, SC	3.9%	95.8%	95.4%
Savannah, GA	3.2%	96.0%	95.3%
Richmond, VA	2.4%	96.1%	95.8%
Memphis, TN	2.0%	95.2%	93.7%
Birmingham, AL	2.0%	96.4%	93.8%
Greenville, SC	1.9%	95.6%	95.5%
Little Rock, AR	1.7%	95.4%	94.3%
San Antonio, TX	1.6%	96.2%	94.7%
Jackson, MS	1.5%	96.5%	96.4%
Huntsville, AL	1.5%	95.6%	94.7%
Norfolk, Hampton, VA Beach, VA	1.4%	95.8%	94.3%
Lexington, KY	1.1%	96.5%	95.9%
Chattanooga, TN	1.0%	97.4%	95.8%
Other	5.9%	96.1%	94.5%
Secondary Markets	35.3%	96.0%	95.1%

Total Same Store	100.0%	96.1%	95.4%

Supplemental Data S-4

NOI BRIDGE
Dollars in thousands

	Three Months Ended			Year Ended
	December 31, 2015	September 30, 2015	December 31, 2014	December 31, 2015	December 31, 2014

NOI
MAA same store	$145,533	$142,101	$135,613	$562,274	$524,603
Non-same store	20,263	18,298	20,665	79,860	74,211
Total NOI	165,796	160,399	156,278	642,134	598,814
Held for sale NOI included above	—	—	—	—	16
Management fee income	—	—	—	—	154
Depreciation and amortization	(73,914)	(73,098)	(71,945)	(294,520)	(301,812)
Acquisition expense	(622)	(656)	(1,417)	(2,777)	(2,388)
Property management expenses	(7,884)	(7,628)	(8,076)	(30,990)	(32,095)
General and administrative expenses	(6,613)	(5,879)	(4,844)	(25,716)	(20,909)
Merger related expenses	—	—	50	—	(3,152)
Integration related expenses	—	—	(1,255)	—	(8,395)
Interest and other non-property (expense) income	(8)	(179)	(307)	(368)	770
Interest Expense	(30,834)	(30,229)	(31,378)	(122,344)	(123,953)
Loss on debt extinguishment	(218)	(5)	—	(3,602)	(2,586)
(Loss) gain on sale of depreciable real estate assets excluded from discontinued operations	(72)	54,621	395	189,958	42,649
Net casualty (loss) gain and other settlement proceeds	(13)	(5)	(45)	473	(476)
Income tax expense	(254)	(512)	(815)	(1,673)	(2,050)
(Loss) gain on sale of non-depreciable real estate assets	—	—	(185)	172	350
Gain (loss) from real estate joint ventures	3	(1)	(10)	(2)	6,009
Discontinued operations	—	—	12	—	5,331
Net income attributable to noncontrolling interests	(2,380)	(5,094)	(1,933)	(18,458)	(8,297)
Net income available for MAA common shareholders	$42,987	$91,734	$34,525	$332,287	$147,980

Supplemental Data S-5

MULTIFAMILY SAME STORE QUARTER OVER QUARTER COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q4 2015	Q4 2014	% Chg	Q4 2015	Q4 2014	% Chg	Q4 2015	Q4 2014	% Chg	Q4 2015	Q4 2014	% Chg	Q4 2015	Q4 2014	% Chg
Atlanta, GA	$19,903	$18,513	7.5%	$6,945	$7,415	(6.3)%	$12,958	$11,098	16.8%	$1,235	$1,159	6.6%	$1,066	$995	7.1%
Austin, TX	20,351	19,156	6.2%	8,531	8,144	4.8%	11,820	11,012	7.3%	1,213	1,146	5.8%	1,058	1,007	5.1%
Charlotte, NC	14,844	13,988	6.1%	4,850	4,689	3.4%	9,994	9,299	7.5%	1,103	1,048	5.2%	971	922	5.3%
Raleigh/Durham, NC	14,617	14,047	4.1%	4,684	4,684	0.0%	9,933	9,363	6.1%	1,091	1,051	3.8%	951	919	3.5%
Fort Worth, TX	14,911	13,861	7.6%	6,019	5,626	7.0%	8,892	8,235	8.0%	1,140	1,069	6.6%	986	929	6.1%
Dallas, TX	14,092	13,427	5.0%	5,887	5,761	2.2%	8,205	7,666	7.0%	1,231	1,172	5.0%	1,092	1,039	5.1%
Nashville, TN	11,307	10,793	4.8%	3,740	3,739	0.0%	7,567	7,054	7.3%	1,230	1,186	3.7%	1,093	1,054	3.7%
Tampa, FL	10,370	9,887	4.9%	3,858	3,694	4.4%	6,512	6,193	5.2%	1,241	1,185	4.7%	1,093	1,036	5.5%
Orlando, FL	10,165	9,348	8.7%	3,719	3,445	8.0%	6,446	5,903	9.2%	1,288	1,183	8.9%	1,140	1,051	8.5%
Houston, TX	8,597	8,298	3.6%	3,466	3,461	0.1%	5,131	4,837	6.1%	1,150	1,114	3.2%	1,019	987	3.2%
Phoenix, AZ	6,204	5,841	6.2%	2,098	2,035	3.1%	4,106	3,806	7.9%	1,083	1,022	6.0%	948	892	6.3%
South Florida	2,259	2,140	5.6%	830	768	8.1%	1,429	1,372	4.2%	1,636	1,565	4.5%	1,522	1,471	3.5%
Las Vegas, NV	2,092	1,888	10.8%	741	729	1.6%	1,351	1,159	16.6%	987	928	6.4%	831	793	4.8%
Large Markets	$149,712	$141,187	6.0%	$55,368	$54,190	2.2%	$94,344	$86,997	8.4%	$1,184	$1,123	5.4%	$1,038	$985	5.4%

Jacksonville, FL	$9,709	$9,235	5.1%	$3,417	$3,404	0.4%	$6,292	$5,831	7.9%	$1,048	$999	4.9%	$951	$915	3.9%
Charleston, SC	9,158	8,640	6.0%	3,546	3,099	14.4%	5,612	5,541	1.3%	1,204	1,140	5.6%	1,050	993	5.7%
Savannah, GA	7,237	6,875	5.3%	2,589	2,514	3.0%	4,648	4,361	6.6%	1,133	1,083	4.6%	985	952	3.5%
Richmond, VA	5,253	5,103	2.9%	1,708	1,749	(2.3)%	3,545	3,354	5.7%	1,092	1,064	2.6%	954	933	2.3%
Memphis, TN	5,020	4,859	3.3%	2,179	2,190	(0.5)%	2,841	2,669	6.4%	971	954	1.8%	857	850	0.8%
Birmingham, AL	4,591	4,451	3.1%	1,713	1,741	(1.6)%	2,878	2,710	6.2%	1,086	1,082	0.4%	937	940	(0.3)%
Greenville, SC	4,492	4,247	5.8%	1,755	1,652	6.2%	2,737	2,595	5.5%	896	848	5.7%	768	734	4.6%
Little Rock, AR	3,804	3,750	1.4%	1,380	1,366	1.0%	2,424	2,384	1.7%	972	969	0.3%	871	877	(0.7)%
San Antonio, TX	3,873	3,771	2.7%	1,514	1,576	(3.9)%	2,359	2,195	7.5%	1,141	1,129	1.1%	1,029	1,014	1.5%
Jackson, MS	3,512	3,421	2.7%	1,318	1,229	7.2%	2,194	2,192	0.1%	977	954	2.4%	854	838	1.9%
Huntsville, AL	3,534	3,429	3.1%	1,422	1,294	9.9%	2,112	2,135	(1.1)%	893	874	2.2%	751	740	1.5%
Norfolk, Hampton, VA Beach, VA	3,347	3,261	2.6%	1,315	1,339	(1.8)%	2,032	1,922	5.7%	1,128	1,116	1.1%	966	966	0.0%
Lexington, KY	2,494	2,397	4.0%	895	885	1.1%	1,599	1,512	5.8%	932	902	3.3%	833	813	2.5%
Chattanooga, TN	2,464	2,377	3.7%	1,066	1,032	3.3%	1,398	1,345	3.9%	895	877	2.1%	780	744	4.8%
Other	13,375	12,613	6.0%	4,857	4,743	2.4%	8,518	7,870	8.2%	980	939	4.4%	863	834	3.5%
Secondary Markets	$81,863	$78,429	4.4%	$30,674	$29,813	2.9%	$51,189	$48,616	5.3%	$1,031	$998	3.3%	$906	$881	2.8%

Total Same Store	$231,575	$219,616	5.4%	$86,042	$84,003	2.4%	$145,533	$135,613	7.3%	$1,125	$1,075	4.7%	$987	$945	4.4%

Supplemental Data S-6

MULTIFAMILY SAME STORE SEQUENTIAL QUARTER COMPARISONS
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	Q4 2015	Q3 2015	% Chg	Q4 2015	Q3 2015	% Chg	Q4 2015	Q3 2015	% Chg	Q4 2015	Q3 2015	% Chg	Q4 2015	Q3 2015	% Chg
Atlanta, GA	$19,903	$19,971	(0.3)%	$6,945	$7,781	(10.7)%	$12,958	$12,190	6.3%	$1,235	$1,237	(0.2)%	$1,066	$1,054	1.1%
Austin, TX	20,351	20,324	0.1%	8,531	8,964	(4.8)%	11,820	11,360	4.0%	1,213	1,203	0.8%	1,058	1,049	0.9%
Charlotte, NC	14,844	14,809	0.2%	4,850	5,044	(3.8)%	9,994	9,765	2.3%	1,103	1,099	0.4%	971	962	0.9%
Raleigh/Durham, NC	14,617	14,734	(0.8)%	4,684	5,194	(9.8)%	9,933	9,540	4.1%	1,091	1,090	0.1%	951	947	0.4%
Fort Worth, TX	14,911	14,697	1.5%	6,019	6,306	(4.6)%	8,892	8,391	6.0%	1,140	1,123	1.5%	986	973	1.3%
Dallas, TX	14,092	14,085	0.0%	5,887	6,135	(4.0)%	8,205	7,950	3.2%	1,231	1,224	0.6%	1,092	1,082	0.9%
Nashville, TN	11,307	11,490	(1.6)%	3,740	3,964	(5.7)%	7,567	7,526	0.5%	1,230	1,236	(0.5)%	1,093	1,090	0.3%
Orlando, FL	10,370	10,359	0.1%	3,858	4,030	(4.3)%	6,512	6,329	2.9%	1,241	1,233	0.6%	1,093	1,078	1.4%
Tampa, FL	10,165	10,020	1.4%	3,719	3,679	1.1%	6,446	6,341	1.7%	1,288	1,268	1.6%	1,140	1,123	1.5%
Houston, TX	8,597	8,663	(0.8)%	3,466	3,575	(3.0)%	5,131	5,088	0.8%	1,150	1,162	(1.0)%	1,019	1,023	(0.4)%
Phoenix, AZ	6,204	6,177	0.4%	2,098	2,142	(2.1)%	4,106	4,035	1.8%	1,083	1,079	0.4%	948	935	1.4%
South Florida	2,259	2,272	(0.6)%	830	809	2.6%	1,429	1,463	(2.3)%	1,636	1,640	(0.2)%	1,522	1,504	1.2%
Las Vegas, NV	2,092	2,041	2.5%	741	782	(5.2)%	1,351	1,259	7.3%	987	983	0.4%	831	818	1.6%
Large Markets	$149,712	$149,642	0.0%	$55,368	$58,405	(5.2)%	$94,344	$91,237	3.4%	$1,184	$1,179	0.4%	$1,038	$1,029	0.9%

Jacksonville, FL	$9,709	$9,668	0.4%	$3,417	$3,500	(2.4)%	$6,292	$6,168	2.0%	$1,048	$1,038	1.0%	$951	$944	0.7%
Charleston, SC	9,158	9,232	(0.8)%	3,546	3,214	10.3%	5,612	6,018	(6.7)%	1,204	1,202	0.2%	1,050	1,041	0.9%
Savannah, GA	7,237	7,302	(0.9)%	2,589	2,704	(4.3)%	4,648	4,598	1.1%	1,133	1,132	0.1%	985	982	0.3%
Richmond, VA	5,253	5,312	(1.1)%	1,708	1,899	(10.1)%	3,545	3,413	3.9%	1,092	1,098	(0.5)%	954	951	0.3%
Memphis, TN	5,020	5,079	(1.2)%	2,179	2,256	(3.4)%	2,841	2,823	0.6%	971	970	0.1%	857	857	0.0%
Birmingham, AL	4,591	4,664	(1.6)%	1,713	1,857	(7.8)%	2,878	2,807	2.5%	1,086	1,104	(1.6)%	937	939	(0.2)%
Greenville, SC	4,492	4,525	(0.7)%	1,755	1,791	(2.0)%	2,737	2,734	0.1%	896	894	0.2%	768	766	0.3%
Little Rock, AR	3,804	3,855	(1.3)%	1,380	1,409	(2.1)%	2,424	2,446	(0.9)%	972	976	(0.4)%	871	874	(0.3)%
San Antonio, TX	3,873	3,950	(1.9)%	1,514	1,664	(9.0)%	2,359	2,286	3.2%	1,141	1,157	(1.4)%	1,029	1,032	(0.3)%
Jackson, MS	3,512	3,573	(1.7)%	1,318	1,377	(4.3)%	2,194	2,196	(0.1)%	977	989	(1.2)%	854	853	0.1%
Huntsville, AL	3,534	3,533	0.0%	1,422	1,537	(7.5)%	2,112	1,996	5.8%	893	899	(0.7)%	751	753	(0.3)%
Norfolk, Hampton, VA Beach, VA	3,347	3,356	(0.3)%	1,315	1,381	(4.8)%	2,032	1,975	2.9%	1,128	1,122	0.5%	966	970	(0.4)%
Lexington, KY	2,494	2,521	(1.1)%	895	907	(1.3)%	1,599	1,614	(0.9)%	932	935	(0.3)%	833	837	(0.5)%
Chattanooga, TN	2,464	2,458	0.2%	1,066	1,092	(2.4)%	1,398	1,366	2.3%	895	896	(0.1)%	780	772	1.0%
Other	13,375	13,466	(0.7)%	4,857	5,042	(3.7)%	8,518	8,424	1.1%	980	980	0.0%	863	858	0.6%
Secondary Markets	$81,863	$82,494	(0.8)%	$30,674	$31,630	(3.0)%	$51,189	$50,864	0.6%	$1,031	$1,033	(0.2)%	$906	$903	0.3%

Total Same Store	$231,575	$232,136	(0.2)%	$86,042	$90,035	(4.4)%	$145,533	$142,101	2.4%	$1,125	$1,123	0.2%	$987	$980	0.7%

Supplemental Data S-7

MULTIFAMILY SAME STORE YEAR TO DATE COMPARISONS AS OF DECEMBER 31, 2015
Dollars in thousands, except per unit data

	Revenues			Expenses			NOI			Revenue per Occupied Unit			Effective Rent per Unit
	YTD 2015	YTD 2014	% Chg	YTD 2015	YTD 2014	% Chg	YTD 2015	YTD 2014	% Chg	YTD 2015	YTD 2014	% Chg	YTD 2015	YTD 2014	% Chg
Atlanta, GA	$78,092	$71,818	8.7%	$29,861	$29,845	0.1%	$48,231	$41,973	14.9%	$1,615	$1,504	7.4%	$1,038	$970	7.0%
Austin, TX	79,667	74,964	6.3%	34,994	33,483	4.5%	44,673	41,481	7.7%	1,582	1,495	5.8%	1,037	982	5.6%
Charlotte, NC	58,423	55,081	6.1%	19,584	18,997	3.1%	38,839	36,084	7.6%	1,447	1,372	5.5%	950	905	5.0%
Raleigh/Durham, NC	57,945	55,129	5.1%	19,505	18,705	4.3%	38,440	36,424	5.5%	1,439	1,387	3.7%	939	915	2.6%
Fort Worth, TX	57,911	54,251	6.7%	24,422	23,174	5.4%	33,489	31,077	7.8%	1,483	1,397	6.2%	961	906	6.1%
Dallas, TX	55,395	52,503	5.5%	23,516	22,618	4.0%	31,879	29,885	6.7%	1,611	1,536	4.9%	1,070	1,020	4.9%
Nashville, TN	44,690	43,011	3.9%	15,010	14,655	2.4%	29,680	28,356	4.7%	1,619	1,557	4.0%	1,078	1,035	4.2%
Orlando, FL	40,776	38,559	5.7%	15,660	14,962	4.7%	25,116	23,597	6.4%	1,628	1,552	4.9%	1,068	1,017	5.0%
Tampa, FL	39,349	36,497	7.8%	14,646	13,903	5.3%	24,703	22,594	9.3%	1,662	1,557	6.7%	1,105	1,034	6.9%
Houston, TX	34,302	32,613	5.2%	14,643	13,997	4.6%	19,659	18,616	5.6%	1,530	1,454	5.2%	1,014	963	5.3%
Phoenix, AZ	24,306	22,722	7.0%	8,550	8,497	0.6%	15,756	14,225	10.8%	1,420	1,343	5.7%	927	874	6.1%
South Florida	9,020	8,494	6.2%	3,289	3,090	6.4%	5,731	5,404	6.1%	2,163	2,068	4.6%	1,494	1,442	3.6%
Las Vegas, NV	8,020	7,396	8.4%	2,931	2,858	2.6%	5,089	4,538	12.1%	1,287	1,216	5.8%	812	781	4.0%
Large Markets	$587,896	$553,038	6.3%	$226,611	$218,784	3.6%	$361,285	$334,254	8.1%	$1,551	$1,470	5.5%	$1,017	$966	5.3%

Jacksonville, FL	$38,194	$36,359	5.0%	$13,847	$13,809	0.3%	$24,347	$22,550	8.0%	$1,372	$1,321	3.9%	$937	$907	3.3%
Charleston, SC	36,110	33,745	7.0%	12,957	12,229	6.0%	23,153	21,516	7.6%	1,577	1,477	6.8%	1,027	966	6.3%
Savannah, GA	28,617	26,972	6.1%	10,452	10,024	4.3%	18,165	16,948	7.2%	1,492	1,409	5.9%	974	933	4.4%
Richmond, VA	20,901	20,059	4.2%	7,197	6,957	3.4%	13,704	13,102	4.6%	1,449	1,393	4.0%	945	920	2.7%
Memphis, TN	19,950	19,436	2.6%	8,897	8,804	1.1%	11,053	10,632	4.0%	1,283	1,266	1.3%	852	842	1.2%
Birmingham, AL	18,357	17,831	2.9%	7,322	6,984	4.8%	11,035	10,847	1.7%	1,453	1,432	1.5%	936	940	(0.4)%
Greenville, SC	17,708	16,607	6.6%	7,004	6,678	4.9%	10,704	9,929	7.8%	1,175	1,104	6.4%	758	718	5.6%
Little Rock, AR	15,223	15,075	1.0%	5,583	5,521	1.1%	9,640	9,554	0.9%	1,299	1,295	0.3%	874	876	(0.2)%
San Antonio, TX	15,538	14,966	3.8%	6,519	6,302	3.4%	9,019	8,664	4.1%	1,525	1,486	2.6%	1,024	1,002	2.2%
Jackson, MS	14,088	13,506	4.3%	5,308	5,056	5.0%	8,780	8,450	3.9%	1,307	1,267	3.2%	847	828	2.3%
Huntsville, AL	14,026	13,745	2.0%	5,703	5,388	5.8%	8,323	8,357	(0.4)%	1,189	1,168	1.8%	749	741	1.1%
Norfolk, Hampton, VA Beach, VA	13,435	13,027	3.1%	5,343	5,288	1.0%	8,092	7,739	4.6%	1,506	1,487	1.3%	967	965	0.2%
Lexington, KY	9,922	9,371	5.9%	3,626	3,524	2.9%	6,296	5,847	7.7%	1,233	1,181	4.4%	829	806	2.9%
Chattanooga, TN	9,804	9,489	3.3%	4,250	4,172	1.9%	5,554	5,317	4.5%	1,189	1,170	1.6%	763	741	3.0%
Other	52,898	50,093	5.6%	19,774	19,198	3.0%	33,124	30,895	7.2%	1,292	1,237	4.4%	850	824	3.2%
Secondary Markets	$324,771	$310,281	4.7%	$123,782	$119,934	3.2%	$200,989	$190,347	5.6%	$1,363	$1,314	3.7%	$896	$871	2.9%

Total Same Store	$912,667	$863,319	5.7%	$350,393	$338,718	3.4%	$562,274	$524,601	7.2%	$1,478	$1,410	4.8%	$970	$929	4.4%

Supplemental Data S-8

MULTIFAMILY DEVELOPMENT PIPELINE
Dollars in thousands
		Units as of December 31, 2015				Initial			Development Costs
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date	Cost	Q4 2015	After

Station Square at Cosner's Corner II	Fredericksburg, Virginia	120	37	50	1Q15	4Q15	1Q16	4Q16	$19,900	$18,325	$1,575
River's Walk Phase II	Charleston, South Carolina	78	—	—	2Q15	2Q16	3Q16	4Q16	14,900	8,887	6,013
Retreat at West Creek II	Richmond, Virginia	82	—	—	4Q15	4Q16	2Q17	2Q17	15,100	3,547	11,553
CG at Randal Lakes Phase II	Orlando, Florida	314	—	—	2Q15	3Q16	2Q17	4Q17	41,300	10,517	30,783
The Denton II	Kansas City, Missouri-Kansas MSA	154	—	—	4Q15	2Q17	4Q17	3Q18	25,400	1,039	24,361
Total Active		748	37	50					$116,600	$42,315	$74,285

MULTIFAMILY LEASE-UP COMMUNITIES

		As of December 31, 2015
		Total	Percent	Construction	Expected
	MSA	Units	Occupied	Finished	Stabilized
220 Riverside	Jacksonville, Florida	294	94.2%	4Q15	1Q16
Cityscape at Market Center II	Dallas, Texas	318	77.0%	(1)	3Q16
Total		612	85.3%

(1) Property was acquired while still in lease-up and construction was complete prior to acquisition by MAA.

2015 ACQUISITION ACTIVITY

Multifamily Acquisitions	Location	Apartment Units	Year Built	Closing Date
Residences at Burlington Creek	Kansas City, Missouri-Kansas MSA	298	2014	January 15, 2015
SkySong	Scottsdale, Arizona	325	2014	June 11, 2015
Retreat at West Creek	Richmond, Virginia	254	2015	June 15, 2015
Radius	Norfolk/Hampton/Virgina Beach, Virginia MSA	252	2012	July 28, 2015
Haven at Prairie Trace	Kansas City, Missouri-Kansas MSA	280	2015	July 30, 2015
Cityscape at Market Center II	Dallas, Texas	318	2015	November 19, 2015
The Denton	Kansas City, Missouri-Kansas MSA	55	2014	December 17, 2015
Total Multifamily Acquisitions		1,782

Land Acquisitions	Location	Acres	Closing Date
River's Walk	Charleston, South Carolina	2.5	Q1/Q2 2015 - various
Retreat at West Creek II	Richmond, Virginia	4.4	October 14, 2015
The Denton II	Kansas City, Missouri-Kansas MSA	4.5	December 17, 2015
Total Land Acquisitions		11.4

Supplemental Data S-9

2015 DISPOSITION ACTIVITY

Multifamily Dispositions	Location	Apartment Units	Year Built	Closing Date
Vistas	Macon, Georgia	144	1985	February 26, 2015
Austin Chase	Macon, Georgia	256	1996	February 26, 2015
Fairways at Hartland	Bowling Green, Kentucky	240	1996	February 26, 2015
Fountain Lake	Brunswick, Georgia	113	1983	March 25, 2015
Westbury Creek	Augusta, Georgia	120	1984	April 1, 2015
Bradford Pointe	Augusta, Georgia	192	1986	April 1, 2015
Woodwinds	Aiken, South Carolina	144	1988	April 1, 2015
Colony at South Park	Aiken, South Carolina	184	1989	April 1, 2015
Huntington Chase	Warner Robbins, Georgia	200	1997	April 29, 2015
Southland Station	Warner Robbins, Georgia	304	1988	April 29, 2015
Sutton Place	Memphis, Tennessee MSA	253	1991	April 29, 2015
Oaks	Jackson, Tennessee	100	1978	April 29, 2015
Bradford Chase	Jackson, Tennessee	148	1987	April 29, 2015
Woods of Post House	Jackson, Tennessee	122	1997	April 29, 2015
Post House North	Jackson, Tennessee	145	1987	April 29, 2015
Post House Jackson	Jackson, Tennessee	150	1987	April 29, 2015
Anatole	Daytona Beach, Florida	208	1986	April 29, 2015
Paddock Park	Ocala, Florida	480	1986	April 29, 2015
Whisperwood	Columbus, Georgia	1,008	1986	July 1, 2015
Colonial Grand at Wilmington	Wilmington, North Carolina	390	2002	July 1, 2015
Savannah Creek	Memphis, Tennessee MSA	204	1989	July 1, 2015
Total Multifamily Dispositions		5,105

Commercial Dispositions	Location	Square Feet	Year Built	Closing Date
Colonial Promenade Craft Farms	Gulf Shores, Alabama	67,735	2010	April 28, 2015
Total Commercial Dispositions		67.735

Land Dispositions	Location	Acres	Closing Date
Colonial Promenade Craft Farms	Gulf Shores, Alabama	0.23	April 28, 2015
Total Land Dispositions		0.23

Supplemental Data S-10

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2015
Dollars in thousands

SUMMARY OF OUTSTANDING INTEREST RATE MATURITIES
		Average
		Years
	Principal	to Rate	Effective
	Balance	Maturity	Rate
Secured Debt
Fixed Rate or Swapped	$1,062,862	3.4	4.0%
Variable Rate - Capped (1)	125,000	1.1	0.8%
Total Secured Fixed or Hedged Rate Debt	1,187,862	3.2	3.6%
Variable Rate	65,000	0.1	0.8%
Fair Market Value Adjustments and Debt Issuance Costs	33,374	3.2
Total Secured Debt	1,286,236	3.0	3.4%
Unsecured Debt
Fixed Rate or Swapped	2,085,246	6.1	3.9%
Variable Rate	75,000	—	1.2%
Fair Market Value Adjustments, Debt Issuance Costs and Discounts	(18,914)	9.5
Total Unsecured Debt	2,141,332	5.9	3.8%
Total Debt	$3,427,568	4.8	3.7%
Total Fixed or Hedged Debt	$3,287,568	5.0	3.8%

(1)	The effective rate represents the average rate on the underlying variable debt unless the cap rates are reached, which average 4.6% of LIBOR for conventional caps.

OTHER SUMMARIES
			Effective	Average Years
		Percent of	Interest	to Rate
	Balance	Total	Rate	Maturity
Floating Versus Fixed Rate or Hedged Debt
Fixed rate or swapped debt	$3,162,568	92.3%	3.9%	5.2
Capped debt	125,000	3.6%	0.8%	1.1
Floating (unhedged) debt	140,000	4.1%	1.0%	0.1
Total	$3,427,568	100.0%	3.7%	4.8

			Effective	Average Years
		Percent of	Interest	to Contract
	Balance	Total	Rate	Maturity
Secured Versus Unsecured Debt
Unsecured Debt	$2,141,332	62.5%	3.8%	5.9
Secured Debt	1,286,236	37.5%	3.4%	3.2
Total	$3,427,568	100.0%	3.7%	4.8

	Total	Percent of	Q4 2015	Percent of
	Cost	Total	NOI	Total
Unencumbered Versus Encumbered Assets
Unencumbered gross assets	$6,013,806	72.0%	$119,419	72.0%
Encumbered gross assets	2,333,188	28.0%	46,377	28.0%
Total	$8,346,994	100.0%	$165,796	100.0%

Supplemental Data S-11

DEBT AND DEBT COVENANTS AS OF DECEMBER 31, 2015 (CONTINUED)
Dollars in thousands

FIXED OR HEDGED INTEREST RATE MATURITIES

							Average
	Fixed	Interest	Total		Interest	Total	Years to
	Rate	Rate	Fixed Rate	Contract	Rate	Fixed or	Rate
Maturity	Debt	Swaps	Balances	Rate	Caps	Hedged	Maturity
2016	$110,921	$—	$110,921	5.9%	$75,000	$185,921
2017	128,963	298,949	427,912	3.0%	25,000	452,912
2018	141,540	250,956	392,496	3.6%	25,000	417,496
2019	569,206	—	569,206	5.7%	—	569,206
2020	170,452	—	170,452	4.8%	—	170,452
Thereafter	1,491,581	—	1,491,581	4.3%	—	1,491,581
Total	$2,612,663	$549,905	$3,162,568	4.4%	$125,000	$3,287,568	5.0

DEBT MATURITIES OF OUTSTANDING BALANCES

	Credit Facilities
	Fannie Mae Secured	Key Bank Unsecured	Other Secured	Other Unsecured	Total
2016	$80,000	$—	$33,921	$77,000	$190,921
2017	80,000	—	61,005	17,959	158,964
2018	80,000	—	91,667	300,829	472,496
2019	—	—	549,273	19,932	569,205
2020	—	75,000	170,452	149,730	395,182
Thereafter	—	—	139,918	1,500,882	1,640,800
Total	$240,000	$75,000	$1,046,236	$2,066,332	$3,427,568

DEBT COVENANT ANALYSIS

Public Bond Covenants	Required	Actual	Compliance
Limit on Incurrence of Total Debt	60% or less	41.1%	Yes
Limit on Incurrence of Secured Debt	40% or less	15.4%	Yes
Ratio of Consolidated Income Available for Debt Service/Annual Debt Service Charge	1.5:1 or greater for trailing 4 quarters	4.93x	Yes
Maintenance of Unencumbered Total Asset Value	Greater than 150%	280.4%	Yes

Supplemental Data S-12

EBITDA AND BALANCE SHEET RATIOS
Dollars in thousands
	Three Months	Twelve Months
	Ended	Ended
	December 31,	December 31,
	2015	2015
Consolidated net income	$45,367	$350,745
Depreciation and amortization	73,914	294,520
Interest expense	30,834	122,344
Loss on debt extinguishment	218	3,602
Net casualty loss (gain) and other settlement proceeds	13	(473)
Income tax expense	254	1,673
Loss on sale of non-depreciable assets	—	(172)
Gain on sale of depreciable real estate assets excluded from discontinued operations	72	(189,958)
(Loss) gain on disposition within unconsolidated entities	—	(12)
EBITDA	150,672	582,269
Acquisition expense	622	2,777
Recurring EBITDA	$151,294	$585,046

	Three Months Ended
	December 31,
	2015	2014
Recurring EBITDA/Debt Service	4.23x	3.75x
Fixed Charge Coverage (1)	4.47x	3.99x
Total Debt/Total Capitalization (2)	32.2%	37.2%
Total Debt/Total Gross Assets	41.1%	43.0%
Total Net Debt (3)/Total Gross Assets	40.6%	42.5%
Total Net Debt (3)/Recurring EBITDA (4)	5.79x	6.37x
Unencumbered Assets/Gross Real Estate Assets	72.8%	66.9%

(1)	Fixed charge coverage represents Recurring EBITDA divided by interest expense adjusted for mark-to-market debt adjustment and any preferred dividends.

(2)	Total Capitalization equals the number of shares of common stock and units at period end times the closing stock price at period end plus total debt outstanding.

(3)	Total Net Debt equals Total Debt less cash and cash equivalents.

(4)	Recurring EBITDA represents the twelve months ended December 31, 2015.

Supplemental Data S-13

2016 GUIDANCE

Full Year 2016
Earnings
Core FFO per Share - diluted	$5.68 to $5.88
Midpoint	$5.78
Core AFFO per Share - diluted	$4.98 to $5.18
Midpoint	$5.08

Same Store Communities:
Number of units	72,329
Property revenue growth	3.75% to 4.25%
Property operating expense growth	2.75% to 3.75%
Property NOI growth	4.0% to 5.0%
Real estate tax expense growth	4.5% to 5.5%

Corporate Expenses:
General and administrative and property management expenses	$60.0 to $62.0 million
Income tax expense	$1.5 to $2.5 million

Transaction/Investment Volume:
Acquisition volume (multifamily)	$300 to $400 million
Disposition volume (multifamily)	$200 to $300 million
Commercial / land disposition volume	$30 to $60 million
Development investment	$50 to $60 million

Debt:
Average Interest Rate (excluding mark-to-market debt adjustment)	4.1% to 4.3%
Average Effective Interest Rate	3.6% to 3.9%
Capitalized Interest	$1.0 to $2.0 million
Leverage (Total Net Debt/Total Gross Assets)	39% to 41%
Unencumbered Asset Pool (Percent of Total Gross Assets)	72% to 75%

Non Core Items:
Acquisition expense	$1.8 to $2.4 million
Projected amortization of debt mark-to-market	$15 to $16 million

MAA provides guidance on Core FFO per Share and Core AFFO per Share but does not forecast net income available for common shareholders per diluted share. It is not possible to reasonably predict the timing and certainty of acquisitions and dispositions that would materially affect depreciation, capital gains or losses, merger and acquisition expenses and net income attributable to noncontrolling interests or to forecast extraordinary items, which, combined, generally represent the difference between net income available for common shareholders and Core FFO.

Supplemental Data S-14

CREDIT RATINGS

	Rating	Outlook
Fitch Ratings (1)	BBB	Positive
Moody's Investors Service (2)	Baa2	Stable
Standard & Poor's Ratings Services (1)	BBB	Stable

(1)	Corporate credit rating assigned to Mid-America Apartment Communities, Inc. and its primary operating partnership, Mid-America Apartments, LP.

(2)	Corporate credit rating assigned to Mid-America Apartments, LP, the primary operating partnership of Mid-America Apartment Communities, Inc.

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q1 2016	Q2 2016	Q3 2016	Q4 2016
Earnings release & conference call	Early May	Early August	Early November	Early February

Dividend Information - Common Shares:	Q4 2014	Q1 2015	Q2 2015	Q3 2015	Q4 2015
Declaration Date	12/3/2014	3/12/2015	5/19/2015	9/24/2015	12/8/2015
Record Date	1/15/2015	4/15/2015	7/15/2015	10/15/2015	1/15/2016
Payment Date	1/30/2015	4/30/2015	7/31/2015	10/30/2015	1/29/2016
Distributions Per Share	$0.77	$0.77	$0.77	$0.77	$0.82

INVESTOR RELATIONS DATA

MAA does not send quarterly reports to shareholders, but provides quarterly reports, earnings releases and supplemental data upon request.

For recent press releases, 10-Q's, 10-K's and other information call 866-576-9689 (toll free) or email investor.relations@maac.com. This information, as well as access to MAA's quarterly conference call, is also available on the "For Investors" page of our website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Finance
Jennifer Patrick	Investor Relations

Supplemental Data S-15